Exhibit 99.1 NEWS RELEASE FOR IMMEDIATE RELEASE SIMPSON MANUFACTURING CO., INC. ANNOUNCES MICHAEL OLOSKY AS CHIEF OPERATING OFFICER Pleasanton, CA – October 13, 2020 – Simpson Manufacturing Co., Inc. (the “Company”) (NYSE: SSD), an industry leader in engineered structural connectors and building solutions, today announced Michael Olosky will be joining the Company as Chief Operating Officer effective November 30th, 2020. Mr. Olosky succeeds Simpson’s former COO Ricardo Arevalo, who retired in February 2020 after 20 years of service to the Company. Mr. Olosky will primarily be responsible for overseeing Simpson’s sales and operations globally, and will report directly to the Company’s President and Chief Executive Officer, Karen Colonias. His proven expertise in strategy and innovation, marketing, and manufacturing will play a critical role for the next chapter of Simpson as it continues to lead the industry with its trusted building solutions. Prior to joining Simpson, Mr. Olosky spent over 22 years in numerous leadership positions at Henkel, a global chemical and consumer goods company. He most recently served as the Regional President Henkel, North America and Head of the Electronics and Industrial Division since 2019. Mr. Olosky has a BS in Mechanical Engineering from Michigan Technological University, an MBA from Michigan State University, and a MS in Mechanical Engineering from Oakland University. “I am delighted that Mike will be joining our team as we continue to uncover new ways to remain innovative and seek opportunities for future growth,” said Karen Colonias, Simpson’s President and Chief Executive Officer. “His broad and deep career experience will be instrumental in enhancing our ability to continue providing best-in-class service and support to our customers as we continue to grow the Company. While the search to find the right candidate took longer than anticipated, I could not be more pleased with our choice, and I am confident Mike will have a tremendous impact on our business success.” “I am incredibly excited to be joining Simpson,” said Mr. Olosky. “Beyond being a widely- recognized industry leader and trusted manufacturer for over 60 years, Simpson’s core values and mission to improve people’s lives though safer, stronger structures closely align with mine. I look forward to helping the Simpson team achieve great results in the future.” About Simpson Manufacturing Co., Inc. Simpson Manufacturing Co., Inc., headquartered in Pleasanton, California, through its subsidiary, Simpson Strong-Tie Company Inc., designs, engineers and is a leading manufacturer of wood construction products, including connectors, truss plates, fastening systems, fasteners and shearwalls, and concrete construction products, including adhesives, specialty chemicals, mechanical anchors, powder actuated tools and reinforcing fiber materials. The Company's common stock trades on the New York Stock Exchange under the symbol "SSD." Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 2 IE of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "target," "continue," "predict," "project," "change," "result," "future," "will," "could," "can," "may," "likely," "potentially," or similar expressions that concern our strategy, plans, expectations or intentions. Forward-looking statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, stockholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, our strategic initiatives, including the impact of these initiatives on our strategic Simpson Manufacturing Co., Inc. 5956 W. Las Positas Boulevard Pleasanton, CA 94588 Phone: 800.925.5099 Fax: 925.847.1597 www.simpsonmfg.com and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. Actual results may differ materially from those expressed or implied in such statements. Forward-looking statements are subject to inherent uncertainties, risk and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those expressed in our forward-looking statements include the impact of COVID-19 on our operations and supply chain, and the operations of our customers, suppliers and business partners and those discussed under Item 1A. Risk Factors and Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations in our most recent Annual Report on Form 10-K and subsequent filings with the SEC. To the extent that COVID-19 adversely affects our business and financial results, it may also have the effect of heightening many of such risk and other factors. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. Readers are urged to carefully review and consider the various disclosures made in our reports filed with the SEC that advise of the risks and factors that may affect our business, results of operations and financial condition. CONTACT: Addo Investor Relations investor.relations@strongtie.com (310) 829-5400 Simpson Manufacturing Co., Inc. 5956 W. Las Positas Boulevard Pleasanton, CA 94588 Phone: 800.925.5099 Fax: 925.847.1597 www.simpsonmfg.com